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                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                NOVEMBER 23, 2001
                                -----------------

                                   NESCO, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

    State of Oklahoma                  000-24470                         73-1296420
----------------------------      ---------------------     -------------------------------------
(State or other jurisdiction      (Commission File No.)     (I.R.S. Employer Identification No.)
    of incorporation)

                             12331 East 60th Street
                              Tulsa, Oklahoma 74146
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (918) 250-2227
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     On November 26, 2001, NESCO, Inc. and seven of its wholly-owned subsidiaries filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the Northern District of Oklahoma. The case filed by NESCO and its subsidiaries is In re NESCO, Inc., Debtor, Case No. 01-05321-M. Subsidiaries included in the filing are Summit Environmental Services, Inc., Trust Environmental Services, Inc., Nesco Acceptance Corporation, Lab One Analytical, Inc., Carolina Drilling Services, Inc., Fuel Recovery Services, Inc. and THH Alpha, Inc. Other of the Company's subsidiaries, Kentucky Environmental Network, Atlanta Petroleum Equipment Company and Hopkins Appraisal Services are not included in the Chapter 11 filing.

     NESCO and its subsidiaries continue in possession of their properties and the management of their business as debtors-in-possession pursuant to Section 1107 and Section 1108 of the Bankruptcy Code. NESCO and its subsidiaries continue to be managed by their respective directors and officers, subject in each case to the supervision of the Bankruptcy Court.

     NESCO issued a press release announcing the filing, a copy of which is attached hereto as Exhibit 99.02.

ITEM 5. OTHER EVENTS

     On November 23, 2001, the Registrant entered a settlement agreement with David Hopkins to return to Hopkins Appraisal Services and NESCO. Hopkins and the employees of Hopkins Appraisal Services, who resigned in May 2001, will return to NESCO effective November 26, 2001. Under the agreement, both Hopkins and NESCO have agreed to drop claims against each other resulting from the departure.

     The settlement agreement is attached hereto as Exhibit 10.24 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS -

(c) Exhibits

    Exhibit No.        Description

    10.24 Copy of Settlement Agreement dated November 23, 2001 between NESCO, Inc., Hopkins Appraisal Services, Inc., David Hopkins, Marie Hopkins, and HVS, Inc.

    99.02 Press Release issued by the Company on November 26, 2001 announcing the matters discussed in this report.

                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused his report to be signed on its behalf by the duly authorized undersigned officer of the Registrant.

                                       NESCO, Inc.
                                       (Registrant)

Date: December 3, 2001
                                       By: /s/ Tom Franz
                                           -------------------------------------
                                       Tom Franz, Chief Financial Officer
                                       & Secretary

                                       3

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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER          DESCRIPTION
-------         -----------

 10.24          Copy of Settlement Agreement dated November 23, 2001 between
                NESCO, Inc., Hopkins Appraisal Services, Inc., David Hopkins,
                Marie Hopkins, and HVS, Inc.

 99.02 Press Release issued by the Company on November 26, 2001 announcing the matters discussed in this report.